SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement	[ ]	Soliciting Material Under Rule 14a-12
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials

Deere & Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on February 25, 2015.

DEERE & COMPANY

DEERE & COMPANY
STOCKHOLDER RELATIONS
ONE JOHN DEERE PLACE
MOLINE, IL 61265

Meeting Information
Meeting Type: Annual
For holders as of: December 31, 2014
Date: February 25, 2015 Time: 10:00 a.m. CST
Location:	Deere & Company Corporate Headquarters One John Deere Place Moline, IL 61265

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of the 2015 Annual Meeting, the Fiscal 2014 Proxy Statement, Form of Proxy, and the Fiscal 2014 Annual Report

How to View Online:
Have the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 11, 2015 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Telephone: Follow the instructions on the proxy card to submit your voting instructions telephonically.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow →  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote In Person: Submit your voting instructions at the meeting by filling out a ballot which, upon request, will be provided to you during the meeting.

Voting Items

The Board of Directors recommends a vote FOR all Nominees.

1a.	Election of Director:	Samuel R. Allen

1b.	Election of Director:	Crandall C. Bowles

1c.	Election of Director:	Vance D. Coffman

1d.	Election of Director:	Charles O. Holliday, Jr.

1e.	Election of Director:	Dipak C. Jain

1f.	Election of Director:	Michael O. Johanns

1g.	Election of Director:	Clayton M. Jones

1h.	Election of Director:	Joachim Milberg

1i.	Election of Director:	Richard B. Myers

1j.	Election of Director:	Gregory R. Page

1k.	Election of Director:	Thomas H. Patrick

1l.	Election of Director:	Sherry M. Smith

The Board of Directors recommends a vote FOR items 2 through 6:

2.	Approval of Bylaw amendment to permit stockholders to call special meetings

3.	Advisory vote on executive compensation

4.	Amendment to the John Deere Omnibus Equity and Incentive Plan

5.	Re-approval of the John Deere Short-Term Incentive Bonus Plan

6.	Ratification of the appointment of Deloitte & Touche LLP as Deere's independent registered public accounting firm for fiscal 2015